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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 25, 2010

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.



On January 25, 2010, Vision Systems of Brignais, France announced that it has acquired a non-exclusive license from Research Frontiers Inc. (Nasdaq:REFR) to manufacture and sell in all countries of Europe SPD-Smart products for aircraft, trains, recreational vehicles, busses, trucks, mobile cranes and construction vehicles.

The license provides for a 15% royalty to Research Frontiers on sales of licensed SPD-Smart products including windows, partitions, cabin dividers, sunroofs and shades. The minimum annual royalties and other license terms were not disclosed.

When integrated with transportation vehicle and aircraft window products, SPD-Smart film gives users the ability to rapidly, precisely and uniformly control the amount of light, glare and heat entering the vehicle. SPD-Smart products can be optically clear, block over 99.5% of visible light, and are tunable manually or automatically to any level of light transmission between clear and dark. All of this is done instantly and uniformly regardless of the size of the window - advantages that other smart window technologies, such as liquid crystals or electrochromics, cannot offer.

Due to its ability to block heat as well as visible light, SPD-SmartGlass(tm) can reduce vehicle interior heat build-up. These eco-friendly products also can reduce the size of air conditioning systems and thus save weight and fuel. In addition, they are automatically in the most energy efficient, heat-blocking state when the engine is off, which results in the aircraft or vehicle being cooler when not in use and upon the entering of operators or passengers. They provide greater security due to on-demand privacy capability, increase passengers' comfort, and protect passengers and interiors from heat and harmful ultraviolet radiation. SPD-Smart technology empowers users by offering rapid, real-time control over the environment to suit one's preference or requirements.

Catherine Robin, Senior VP for Business Development of Vision Systems commented:
"Our products are focused on innovation and are designed to ensure competitive advantage to all our customers both on value and quality performance. We have been receiving an increasing number of client requests regarding combined solutions for solar protection, and the time has come to incorporate SPD-Smart film into our product line to make it smarter and in order to achieve our clients' expectations. Vision Systems is well known in the Aeronautic and Automotive fields and is a qualified first-tier supplier. Our mission is to be 'Architects of Innovations' and SPD technology supports this very well."

Joseph M. Harary, President and CEO of Research Frontiers, noted: "In 2009, the SPD industry's supply chain infrastructure experienced a steady stream of important developments from large multinational companies licensed by Research Frontiers, such as Hitachi Chemical's announcement that they commenced mass-production of wide-width SPD film at a new production facility. We are extremely pleased that Vision Systems is adopting SPD technology for use in their impressive product lines across multiple industries. Their becoming involved with our high-performing SPD-Smart light-control technology continues this trend of ever-larger resources being devoted in our growing industry, and of SPD-Smart technology becoming the smart glass of choice."

The foregoing description of the license agreement with Vision Systems does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is attached as Exhibit 10.52 to this Current Report on Form 8-K and incorporated herein by reference.

The parties issued a press release about the foregoing dated
January 25, 2010 is incorporated herein by reference and filed as
Exhibit 99.1 hereto. A copy of this press release is available on the Company's website at http://www.SmartGlass.com.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.52 License Agreement effective as of January 25, 2010 between
Research Frontiers Incorporated and Vision Systems filed herewith with portions of this document omitted pursuant to the Registrant's request for confidential treatment and filed separately with the Securities and Exchange Commission, and incorporated herein by reference.

99.1 Press Release dated January 25, 2010.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: January 25, 2010

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President